SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 12, 2009
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         0-5411                   23-2413500
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(State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification
 incorporation)                                                Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania          17601-4133
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Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code          (717) 735-8117
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              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02         Termination of a Material Definitive Agreement

     On August 12, 2009, the Company entered into an agreement (the "Agreement") with Jeffrey L. Markel terminating his employment agreement, effective as of August 1, 2009. The Agreement provides that in full satisfaction of all prior, current and future obligations to Mr. Markel under the employment agreement, Mr. Markel is to receive an immediate lump sum payment of $1,350,000. Mr. Markel also shall continue as a consultant to the Company for three years at an annual compensation of $67,667 and is to receive certain other benefits as provided in the employment agreement, including medical care reimbursement.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

          (10) Agreement dated as of August 1, 2009 by and between Herley Industries, Inc. and Jeffrey L. Markel.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HERLEY INDUSTRIES, INC.


                                       By: /s/ Richard F. Poirier
                                           ----------------------
                                           Richard F. Poirier
                                           Chief Executive Officer

Dated:   August 13, 2009